CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECURITIES AND EXCHANGE ACT RULE 13A-14(A)/15D-14(A), AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

CERTIFICATE OF CHIEF EXECUTIVE OFFICER

ATI MODULAR TECHNOLOGY CORP.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ATI Modular Technology Corp. on Form 10-K for the period ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alton Perkins, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

(3) A signed original of this written statement required by Section 906 has been provided to the Secretary for ATI Modular Technology Corp. and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 21, 2018

By: /s/ Alton Perkins

Alton Perkins

Chief Executive Officer

(Principal Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECURITIES AND EXCHANGE ACT RULE 13A-14(A)/15D-14(A), AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

CERTIFICATE OF CHIEF FINANCIAL OFFICER

ATI MODULAR TECHNOLOGY CORP.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ATI Modular Technology Corp. on Form 10-K for the period ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alton Perkins, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

(3) A signed original of this written statement required by Section 906 has been provided to the Secretary for ATI Modular Technology Corp. and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 21, 2018

By: /s/ Alton Perkins

Alton Perkins

Chief Financial Officer

(Principal Financial Officer)

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